                                                                EXHIBIT 10.21


                         REGISTRATION RIGHTS AGREEMENT

                                    BETWEEN

                           THE CHASE MANHATTAN BANK

                                      AND

                            PETROGLYPH ENERGY, INC.



                              September 15, 1997

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the
                                          ---------
15th day of September, 1997, between The Chase Manhattan Bank, a New York banking corporation ("Chase"), and Petroglyph Energy, Inc., a Delaware
                      -----
corporation (the "Company").
                  -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Chase and the Company are parties to a Warrant Agreement of even date herewith (the "Warrant Agreement") pursuant to which the Company will issue and sell to Chase 9,280 warrants (the "Warrants") each of which entitles Chase to purchase one (1) share of the Company's common stock par value $.01 per share (the "Common Stock"); and

     WHEREAS, in connection with the Warrant Agreement, Chase has required that the Company enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                 TERMS DEFINED

      SECTION 1.1.  Definitions.  All terms used herein which are defined in the
                    -----------
preamble or recitals hereto shall have the meanings given to such terms therein, and each of the following terms, as used herein, shall have the following meanings:

     "Authorized Officer" means, as to any Person, its Chairman, its Chief Executive Officer, its President, its Chief Operating Officer, its Financial Officer, any Vice President or its Secretary.

     "Business Day" means any day excluding Saturday and Sunday and excluding any other day on which Chase is required or authorized to close.

     "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act or the Exchange Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute.

     "Fair Market Value" means, as of any date of determination, with respect to Common Stock of the Company (including any Common Stock issuable upon exercise of any warrant (including the Warrant Shares)), or option to acquire such Common Stock, the value per share determined pursuant to clause (i) or (ii) below of this definition.

     (i) if such Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the average last reported sale price (as report in The Wall Street Journal) of a share of such equity security over the 21 trading day period immediately prior to the date of determination or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange; or

     (ii) if such Common Stock is not so listed or admitted to unlisted trading privileges, the average mean of the last bid and asked prices reported for a share of Common Stock over the 21 trading day period immediately prior to the date of determination (A) by the National Association of Securities Dealers Automatic Quotation System or (B) if reports are unavailable under clause (A) above by the National Quotation Bureau Incorporated.

     "Governmental Authority" means any government, any state or other political subdivision thereof, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Holder" with respect to any security of a Person, shall mean the record or beneficial owner of such security.

     "Other Securities" means Registrable Securities which are not Restricted Securities.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity, organization or division, including a government or political subdivision or an agency or instrumentality thereof and shall also mean the Company.

     "Qualified Public Market" shall mean with respect to Common Stock in the Company, a trading market on a national securities exchange or over-the-counter market which consists of publicly held Common Stock, with a total company market capitalization of at least $15,000,000 calculated based on the Fair Market Value of the Common Stock. A "Qualified Public Market" shall be deemed to exist if the financial parameters set forth in the immediately preceding sentence have been met for the Common Stock for any period of 21 consecutive days.

     "Registrable Securities" means (a) all Common Stock now or at any time hereafter owned by Chase, (b) the Warrant Shares, and (c) any Common Stock issued with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a merger, recapitalization, combination of shares, consolidation or other reorganization.

     "Restricted Securities" means (a) the Warrant Shares, and (b) any securities issued with respect to the Warrant Shares by way of a stock dividend, a stock split or in connection with a merger, recapitalization, combination of shares, consolidation or other reorganization.

     "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute.

     "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

     "Warrant Holder" means any Person (i) in whose name any Warrant is registered on the register referenced in Section 4.2 of the Warrant Agreement,
                                         -----------
or (ii) in whose name any Warrant Shares are registered on the books and records of the Company.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

      SECTION 1.2.  Forms.  All references in this Agreement to particular forms
                    -----
of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

      SECTION 1.3.  Gender and Number.  Words of any gender used in this
                    -----------------
Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

      SECTION 1.4.  References to Agreement.  Use of the words "herein",
                    -----------------------
"hereof", "hereinabove", and the like are and shall be construed as references to this Agreement.

                                  ARTICLE II

                              REGISTRATION RIGHTS

      SECTION 2.1.  Demand Registration.  (a) Subject to the limitations
                    -------------------
provided herein, at any time three (3) years after the effective date of the Company's first issuance of securities to the public pursuant to a registration statement under the Securities Act, upon the written request (specifying that it is being made pursuant to this Section 2.1) of one or more Holders of Restricted
                               -----------
Securities representing 51% or more of the Restricted Securities at the time outstanding, requesting that the Company effect the registration under the Securities Act of all or part of such Holders' Registrable Securities, and specifying (x) the intended method of disposition thereof, (y) whether or not such requested registration is to be an underwritten offering, and (z) the price range (net of underwriting discount and commissions) acceptable to such Holder or Holders to be received for such Registrable Securities, the Company will within ten (10) business days after the Company receives such written request give written notice of such requested registration to all other Holders of Registrable Securities and thereupon the Company will use reasonable efforts to effect an effective registration under the Securities Act of:

                  (i) the Registrable Securities which the Company has been so requested to register by such Holders; and

                  (ii) all other Registrable Securities which the Company has been requested to register by the other Holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the same information called for by the original request to effect registration described above), all to the extent requisite to permit the disposition (in accordance with Section 2.1(b) hereof)
                                                        --------------
of the Registrable Securities so to be registered.

If the Company is required to effect a registration pursuant to this Section 2.1
                                                                     -----------
and the Company furnishes to the Holders of Registrable Securities requesting such registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request for such registration from the Holder or Holders of Registrable Securities requesting such registration; provided that during such time the Company may not file a registration statement for securities to be issued and sold for its own account or that of anyone other than the Holder or Holders of Registrable Securities requesting such registration.

          (b) The Holders of a majority of the Registrable Securities to be included in such registration statement shall determine the method of distribution of the Registrable Securities so included; provided, however, that if no agreement of Holders of a majority of the Registrable Securities to be included in such registration statement is obtained, then if Holders of thirty percent (30%) of the Registrable Securities to be included in such registration statement request an underwritten public offering, an underwritten public offering shall be the method of distribution with other methods permitted to the extent the managing underwriter for such offering, in its sole discretion, agrees to other methods of distribution being covered by such registration statement.

          (c) Whenever the Company shall effect a registration pursuant to this
Section 2.1 in connection with an underwritten offering, no securities other
-----------
than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each Holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Holders of a majority or more of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

          (d) Registrations under this Section 2.1 shall be on such appropriate
                                       -----------
registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Holders of a majority or more of the Registrable Securities to be registered, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the method or methods of disposition selected pursuant to Section 2.1(b).
                                            --------------

          (e) Except as otherwise provided in this Section 2.1 or in Section
                                                   -----------       -------
2.2, all expenses incurred in connection with each registration requested
---
pursuant to Section 2.1 and each registration requested pursuant to Section 2.2
            -----------                                             -----------
(excluding in each case underwriter's discounts and commissions applicable to Registrable Securities), including, without limitation, in each case, all registration, filing and National Association of Securities Dealer, Inc. fees; all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses, messenger, delivery and shipping expenses; fees and disbursements of the accountants and counsel for the Company including the expenses of any special audits or "cold comfort" letters or opinions required by or incident to such registrations; and the reasonable fees and disbursements of one firm of counsel retained by Holders of such Registrable Securities, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, if any, shall be borne by the Company. In all cases, each Holder of Registrable Securities shall pay the underwriter's discounts and commissions applicable to the securities sold by such Holder.

          (f) A registration requested pursuant to this Section 2.1 shall not be
                                                        -----------
deemed to have been effected (i) unless a registration statement with respect thereto has become effective (unless a substantial cause of the failure of such registration statement to become effective shall be attributable to one or more Holders of Registrable Securities whose Restricted Securities were to have been included in such registration statement), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, resulting in a failure to consummate the offering of Registrable Securities offered thereby, (iii) if after a registration statement with respect thereto has become effective, the offering of Registrable Securities offered thereby is not consummated due to factors beyond the control of the Holders of such Registrable Securities, including without limitation in the context of a proposed firm commitment underwriting, the fact that the underwriters have advised the Holders of such Registrable Securities that such Registrable Securities cannot be sold at a net price equal to or above the net price anticipated at the time of filing of the preliminary prospectus or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied (unless a substantial cause of such conditions to closing not being satisfied shall be attributable to one or more Holders of Registrable Securities whose Registrable Securities were included in such registration statement).

          (g) If a requested registration pursuant to this Section 2.1 involves
                                                           -----------
an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company with the approval of the Holders of a majority or more of the Registrable Securities to be so registered.

          (h) If a requested registration pursuant to this Section 2.1 involves
                                                           -----------
an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Person requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holders of a majority or more of the Registrable Securities requested to be included in such registration, then the Registrable Securities requested to be registered pursuant to this Section 2.1 shall be reduced to the
                                            -----------
number of Registrable Securities which the Company is so advised can be sold in (or during the time of) such offering by (i) first decreasing the Other Securities requested to be registered (pro rata among the Persons requesting such registration on the basis of the percentage of Other Securities held by such Person immediately prior to the filing of the registration statement with respect to such registration), then (ii) by decreasing the Restricted Securities requested to be registered (such decrease to be made ratably among the Persons requesting such registration on the basis of the percentage of Restricted Securities held by such Person immediately prior to the filing of the registration statement with respect to such registration). In connection with any registration as to which the provisions of this clause (h) apply, no securities other than Registrable Securities shall be covered by such registration.

          (i) Notwithstanding the other provisions of this Section 2.1, the
                                                           -----------
Company shall not be required by this Section 2.1 to effect (A) more than one
                                      -----------
effective registration at the Company's expense under this Section 2.1 requested
                                                           -----------
by Holders of Restricted Securities.  The Company shall also be required by this
Section 2.1, to effect, at the sole expense of the holders of Registrable
-----------
Securities requesting registration (unless such registration is a demand registration exercised pursuant to the other provisions of this Section 2.1 in
                                                                -----------
which case the Company will bear the expenses of such registration in accordance with Section 2.1(e)), an unlimited number of registrations on Form S-3 (or any
     --------------
successor similar form).

      SECTION 2.2.  Piggyback Registration.  (a) If the Company at any time
                    ----------------------
proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8, S-4 or any successor similar forms or any other form not available for registering the Registrable Securities) for sale to the public and other than pursuant to Section 2.1, whether or not for sale for its
                                  -----------
own account, it will at such time, at least 30 days prior to filing the registration statement, give written notice to all Holders of Registrable Securities of its intention to do so. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders of such Registrable Securities, to the extent requisite to permit the disposition (determined pursuant to the provisions of Section 2.1(b)) of the
                                                          --------------
Registrable Securities so to be registered, provided that if, at any time after
                                            --------
giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 2.1(e)), without prejudice, however, subject to the
                --------------
rights of any Holder or Holders of Registrable Securities entitled to do so, to request that such registration be effected as a registration under Section 2.1,
                                                                   -----------
and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 2.2, for the same period as the delay in registering such other
     -----------
securities.  No registration effected under this Section 2.2 shall relieve the
                                                 -----------
Company of its obligation to effect any registration upon request under Section
                                                                        -------
2.1.
---

          (b) If (i) a registration pursuant to this Section 2.2 involves an
                                                     -----------
underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing, whether or not the Registrable Securities so requested to be registered for sale for the account of Holders of Registrable Securities are also to be included in such underwritten offering, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company may include in such offering all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities and other securities of the Company requested to be included in such registration by (i) first decreasing the number of other securities requested to be included in such registration to zero, and (ii) then decreasing the number of Registrable Securities requested to be included in such registration (pro rata on the basis of the number of shares of such securities held by such Person immediately prior to the filing of the registration statement with respect to such registration) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter.

      SECTION 2.3.  Registration Procedures.  If and whenever the Company is
                    -----------------------
required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the
                                                   --------------------
Company will, subject to the limitations provided herein, as expeditiously as possible:

          (a) prepare and (as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company or such longer period as the Company shall in good faith require to produce the financial statements required in connection with such registration) file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective, provided that
                                                                  --------
the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section
                                                                  -------
2.1(f)(iii) its securities which are Registrable Securities) at any time prior
-----------
to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that the Company shall not in any event be required to keep the registration statement effective for a period of more than nine months after such registration statement becomes effective;

          (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such seller may reasonably request;

          (d) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect (provided, however, that the Company shall not in any event be required to keep such registration or qualification in effect for a period of more than nine months after such registration or qualification becomes effective), and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States Federal or state governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) furnish to each seller of Registrable Securities a copy, or, upon request, a signed counterpart, addressed to such seller (and the underwriters, if any) of:

                  (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                  (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion such other legal matters, as such seller or such Holder (or the underwriters, if any) may reasonably request;

          (g) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller, upon request of such seller, at least five days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have delivered to the Company an opinion of counsel that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          (i) provide and cause to be maintained a transfer agent for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (j) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed; and

          (k) except with respect to registrations made pursuant to Section
                                                                    -------
2.1(i), refrain from making any sale or distribution of any equity securities of
------
the Company, except pursuant to any employee stock option plan and any preexisting agreement for the sale of such securities, for at least one hundred
(180) days after the closing of the public offering pursuant to such registration.

      It shall be a condition precedent to the obligations of the Company to take any action with respect to registering a Holder's Registrable Securities pursuant to this Section 2.3 that such seller of Registrable Securities as to
                 -----------
which any registration is being effected furnish the Company in writing such information regarding such seller, the Registrable Securities and other securities of the Company held by such seller, and the distribution of such securities as the Company may from time to time reasonably request in writing. If a Holder refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the registration statement, the Company may exclude such Holder's Registrable Securities from the registration statement if the Company provides such Holder with an opinion of counsel to the effect that such information must be included in the registration statement and such Holder thereafter continues to withhold such information.
The deletion of such Holder's Registrable Securities from a registration statement shall not affect the registration of the other Registrable Securities to be included in such registration statement.

      Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(g), such Holder will
                                                --------------
forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(g) and, if so directed by the Company,
                           --------------
will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

      SECTION 2.4.  Underwritten Offerings.  (a) If requested by the
                    ----------------------
underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2.1 except the second sentence of Section
                               -----------                               -------
2.1(i), the Company will enter into an underwriting agreement with such
------
underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each Holder of Registrable Securities being registered and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. Each such Holder of Registrable Securities will
            -----------
cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable requests of the Company regarding the form thereof, provided, that nothing herein contained shall diminish the
              --------
foregoing obligations of the Company. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and other securities of the Company, such Holder's intended method of distribution, and any representations, warranties or agreements required by law.

          (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such
                                                       -----------
securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), arrange for such
   -----------                                  --------------
underwriters to include all the Registrable Securities to be offered and sold by such Holder owning the securities to be distributed by such underwriters. In such event, the Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such

Holder's Registrable Securities or other securities of the Company, such Holder's intended method of distribution and any representations, warranties or agreements required by law.

      SECTION 2.5.  Preparation; Reasonable Investigation.  In connection with
                    -------------------------------------
the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing all the Holders of Registrable Securities to be registered under such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     SECTION 2.6. Purchase Option.  Notwithstanding anything contained herein to
                  ---------------
the contrary, upon any request by Holders of Registrable Securities for registration of Registrable Securities pursuant to Section 2.1 or 2.2 hereof (a
                                                   -----------    ---
"Registration Request"), if at the time such request is made, a Qualified Public Market exists for the Common Stock, the Company shall have the option to purchase all Registrable Securities with respect to which such Registration Request is made for a cash purchase price equal to the Fair Market Value of such Registrable Securities. In the event the Company elects to exercise such option, it shall deliver written notice of such election to the Holders requesting registration not less than ten (10) Business Days after receipt of such Registration Request, and the closing of such purchase and sale of Registrable Securities shall occur on a date mutually acceptable to the Company and such Holders, but in no event more than thirty (30) days after the date of the Registrable Request. At the closing of such sale and purchase, such Holders shall deliver the certificates evidencing the Registrable Securities to be sold subject to receipt from the Company of the purchase price therefor payable by certified check, wire transfer or other immediately available funds.

                                  ARTICLE III

                                INDEMNIFICATION

      SECTION 3.1.  Indemnification.  In the event any Registrable Securities
                    ---------------
are included in a registration statement under Section 2.1 or 2.2, to the extent
                                               -----------    ---
permitted by law, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to
            --------
to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises solely out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof, and provided further that the Company shall not be liable to any person who
----------------
participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

      SECTION 3.2.  Indemnification by the Sellers.  The Company may require, as
                    ------------------------------
a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an
                            -----------
undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) each underwriter, each Person who controls such
         -----------
underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided that such prospective seller shall not be
                         --------
liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling holder of Registrable Securities under this Section
                                                                         -------
3.2 be greater in amount than the dollar amount of the proceeds received by such
---
holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      SECTION 3.3.  Notices of Claims, etc.  Promptly after receipt by an
                    ----------------------
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 3.1 or 3.2, such indemnified party
                                 -----------    ---
will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided
                                                                      --------
that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 3.1 or
                                                                  -----------
3.2, except to the extent that the indemnifying party is actually prejudiced by
---
such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties shall exist in respect of such claim, the indemnifying parties shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

      SECTION 3.4.  Other Indemnification.  Indemnification similar to that
                    ---------------------
specified in Section 3.1 or 3.2 (with appropriate modifications) shall be given
             -----------    ---
by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

      SECTION 3.5.  Indemnification Payments.  The indemnification required by
                    ------------------------
Section 3.1 and 3.2 shall be made by periodic payments of the amount thereof
-----------     ---
during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      SECTION 3.6.  Contribution.  If the indemnification provided for in
                    ------------
Section 3.1 and 3.2 from the indemnifying party is unavailable to an indemnified
-----------     ---
party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3.3, any legal or other
                                                 -----------
fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6 were determined by pro rata allocation
                              -----------
or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.6, no underwriter shall be
                                       -----------
required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason on such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          If indemnification is available under this Article III, the
                                                     -----------
indemnifying parties shall indemnify each indemnified party to the full extent provided in this Article III without regard to the relative fault of said
                 -----------
indemnifying party or indemnified party or any other equitable consideration provided for in this Section 3.6.
                     -----------

                                  ARTICLE IV

                            REPORTING REQUIREMENTS

      SECTION 4.1.  Reporting Requirements Under Securities Exchange Act of
                    -------------------------------------------------------
1934.  When it is first legally required to do so, the Company shall register
----
its Common Stock under Section 12 of the Exchange Act (as hereinafter defined) and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports which a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file.

      SECTION 4.2.  Delivery of Company Information.  Immediately upon becoming
                    -------------------------------
subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Securities (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy or the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 4.2 are
                                                               -----------
(i) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (ii) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

      SECTION 4.3.  Stockholder Information.  The Company may require each
                    -----------------------
Holder of Registrable Securities as to which any registration is to be effected pursuant to this Article IV to furnish the Company such information in writing
                 ----------
with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.


                                   ARTICLE V

                                 MISCELLANEOUS

      SECTION 5.1.  Notices.  All notices, requests and other communications to
                    -------
any party hereunder shall be in writing (including bank wire, telex, telecopy or similar writing) and shall be given to such party at its address, telex or telecopy number set forth on the signature pages hereof or such other address, telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this
Section 5.1 and the appropriate answer back is received or receipt is otherwise
-----------
confirmed, (ii) if given by certified mail, return receipt requested, three (3) Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section 5.1.
                              -----------

      SECTION 5.2.  Amendments and Waivers. Any provision of this Agreement and
                    ----------------------
the other Transaction Documents may be amended or waived if, but only if, such amendment or waiver is in writing and signed by the Company and a majority of the holders of Restricted Securities.

      SECTION 5.3.  Successors and Assigns.  The provisions of this Agreement
                    ----------------------
shall be binding upon and inure to the benefit of the parties hereto, each holder of Registrable Securities and their respective permitted successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement.

      SECTION 5.4.  Governing Law.  PURSUANT TO THE NEW YORK GENERAL OBLIGATIONS
                    -------------
LAW SECTION 5-1401, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 5.5.  Counterparts; Effectiveness.  This Agreement may be signed
                    ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when Chase shall have received counterparts hereof signed by the Company.

      SECTION 5.6.  FINAL AGREEMENT.  THIS AGREEMENT AND THE OTHER TRANSACTION
                    ---------------
DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      SECTION 5.7.  WAIVER OF RIGHT TO TRIAL BY JURY.  THE COMPANY AND CHASE
                    --------------------------------
HEREBY (A) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREIN, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OR, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR ASSOCIATED HEREWITH, (B) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTEND NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW, (C) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL AND CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT EXPRESSLY INCLUDE ANY PAYMENT OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

      SECTION 5.8.  CONSENT TO JURISDICTION/VENUE.  THE COMPANY, FOR ITSELF, ITS
                    -----------------------------
SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE

UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OR IN CONNECTION WITH THIS AGREEMENT AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE OBLIGATIONS BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM,
(D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS, TEXAS IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER CHASE EVIDENCE THEREOF, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO CHASE AT ITS ADDRESS SET FORTH HEREIN AND (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY LENDER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF CHASE TO COMMENCE ANY LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MATTER PERMITTED BY APPLICABLE LAW.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the day and year first above written.

COMPANY:

PETROGLYPH ENERGY, INC.,
a Delaware corporation                             Address for Notice:

                                                   Petroglyph Energy, Inc..
By: /s/ Robert C. Murdock                          6209 North Highway 61
   ---------------------------------               Hutchinson, Kansas 67502
    Robert C. Murdock, President                   Fax No. (316) 665-8500
                                                   Attn:  Robert C. Murdock


CHASE:

THE CHASE MANHATTAN BANK



By: /s/ Mary E. Gherty                             Address for Notice:
   ---------------------------------
Name: Mary E. Gherty                               The Chase Manhattan Bank
     -------------------------------               One Chase Manhattan Place
Title: Managing Director                           Eighth Floor
      ------------------------------               New York, New York 10081
                                                   Fax No. (212) 522-5777
                                                   Attn: Lynnette Lang